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                                                                   Exhibit 10.66
                                                                   _____________


             FORM OF ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT

     This Assignment, Assumption and Amendment Agreement ("Agreement") is made and entered into as of June 15th, 1998, by and between ALCO II, a North Carolina limited liability Company ("Assignor"), CAPSTONE CAPITAL OF VIRGINIA, INC., an Alabama corporation ("Assignee"), and BCC DEVELOPMENT MANAGEMENT CO., a Delaware corporation ("BCC"), with reference to the following facts:


                             Preliminary Statements

     WHEREAS, Assignor is the owner of the real property described on Exhibit "A" hereto (the "Property") located in Roanoke, Virginia; and

     WHEREAS, in order to construct improvements on the Property, Assignor entered into that certain Development Agreement with BCC dated as of June 30, 1997 (the "Development Agreement"), pursuant to which BCC has completed a substantial portion of such improvements; and

     WHEREAS, in connection with the Development Agreement, Assignor and BCC entered into that certain Construction Disbursement Agreement dated as of June 30, 1997 (the "Disbursement Agreement"), with respect to the procedures for making disbursements under that certain Building and Term Loan Agreement dated as of June 30, 1997, between Assignor and Capstone Capital Corporation ("Capstone"); and

     WHEREAS, pursuant to that certain Deed dated as of even date herewith made by Assignor to Assignee, ALCO has sold and transferred the Property to Assignee, subject to that certain Deed of Trust with Absolute Assignment of Rents (with License Back), Security Agreement and Fixture Filing dated as of May 30, 1997, made by ALCO to Capstone; and

     WHEREAS, in connection with such sale, Assignor has agreed to assign to Assignee, and Assignee has agreed to assume from Assignor, all of Assignor's rights and obligations under the Development Agreement and the Disbursement Agreement, including without limitation payment of all amounts owing to BCC thereunder; and

     WHEREAS, Assignee and BCC desire to amend the Development Agreement and the Disbursement Agreement (collectively, the "Construction Documents") as provided herein;

     NOW, THEREFORE, for $10 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor, Assignee and BCC hereby agree as follows:


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          Section 1. Outstanding Obligations of Assignor under the Development
Agreement and the Disbursement Agreement. Assignor and BCC hereby represent and warrant that as of the date hereof, Assignor has performed all of its obligations under the Construction Documents and all amounts owing to BCC thereunder have been paid in full, except that $____________ (the "Indebtedness") is due and owing to BCC under the Development Agreement in respect of _____________________________________________. Assignor and BCC
further represent and warrant that as of the date hereof there exists no Event of Default (as defined in the Development Agreement) or event which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default.

          Section 2. Assignment of Assignor's Rights under the Construction Documents. Assignor hereby assigns to Assignee all of Assignor's right, title and interest in, to and under the Construction Documents.

          Section 3. Assumption of Assignor's Obligations under the Construction Documents. Assignee hereby assumes all of the obligations of Assignor under the Construction Documents, including without limitation payment of the Indebtedness, and agrees that it shall be substituted in Assignor's name, place and stead thereunder as if it were the original party thereto. Assignee hereby agrees to assume, pay, perform and discharge the Indebtedness and the other obligations of Assignor under the Construction Documents in accordance with the terms thereof.

          Section 4. Indemnification. Assignee hereby agrees to indemnify and save and hold harmless Assignor and its members from and against any failure of Assignee to pay, perform and discharge the Indebtedness and the other obligations of Assignor under the Construction Documents in accordance with the terms thereof.

          Section 5. Amendment of Construction Documents.

          (a) Each reference in the Construction Documents to Assignor, to "ALCO" or to "Owner" shall hereafter mean and refer instead to Assignee.

          (b) All notices to Assignee under the Construction Documents shall be directed to:

                    Capstone Capital of Virginia, Inc.
                    c/o Capstone Capital Corporation
                    1000 Urban Center Drive, Suite 630
                    Birmingham, Alabama 35242

          (c) The parties agree that the "Approved Budget" as referred to in the Construction Documents is the budget attached hereto as Exhibit "B".

          (d) In all other respects, the Construction Documents are confirmed and ratified.


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The execution of this Agreement by the parties hereto shall be effective to modify and amend the Construction Documents as provided herein and to substitute Assignee for Assignor without further documentation; provided, however, that each of the parties hereto agrees to execute such other documents or instruments as any other party may reasonably request to evidence the amendment and substitution effected herein.

     Section 6. Reaffirmation of Covenants. BCC hereby reaffirms the representations set forth in Section 3.1 of the Development Agreement.

     Section 7. Consent and Release. BCC hereby consents to the assignment and assumption evidenced hereby and releases Assignor from all liabilities with respect to the Indebtedness and otherwise under the Construction Documents.

     Section 8. Capitalized Terms. All capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Construction Documents.

     Section 9. Miscellaneous.

     a. Waiver. No consent or waiver, express or implied, by any party to this Agreement to or of any breach or default by any other party to this Agreement in the performance by such other party of the obligations thereof under this Agreement shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other party of the same or any other obligations of such other party under this Agreement. Failure on the part of any party to this Agreement to complain of any act of failure to act of any other party to this Agreement or to declare such other party in default, irrespective of how long such failure continues, shall not constitute a waiver by such party of the rights thereof under this Agreement.

     b. Severability, Complete Agreement. If any provision of this Agreement or the application thereof to any Person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to any other Person or circumstance shall not be affected thereby, and such provisions shall be enforced to the greatest extent permitted by law. This Agreement and the instruments executed in connection herewith constitute the full and complete agreement of the parties and supersedes all prior negotiations, correspondence, and memoranda relating to the subject matter hereof.

     c. Amendment. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

     d. Headings; Number and Gender. The headings of the sections, paragraphs and subdivisions of this Agreement are for convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

     e. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall comprise but a single instrument.


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     f.   Binding Agreement. The provisions of this Agreement shall apply to, inure to the benefit of, and bind Lessee and Lessor and their respective successors and assigns thereof.

     g. Interpretations. No provisions of this Agreement shall be construed against or interpreted to the disadvantage of any party to this Agreement by any court or other governmental or judicial authority by reason of such party's having or being deemed to have structured or dictated such provision.

     h. Relationship of Parties. No express or implied term, provision or condition of this Agreement, considered without reference to any other or external agreement, shall or shall be deemed to constitute the parties of this Agreement as partners or joint ventures.

     i. Controlling Law. The validity, interpretation, enforcement and effect of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Alabama.




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IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date first above written.

                                                  Assignor:

                                                  ALCO II, L.L.C., a North
                                                  Carolina limited liability
                                                  company

                                                  By:
                                                  Title:


                                                  Assignee:

                                                  CAPSTONE CAPITAL OF VIRGINIA,
                                                  INC., an Alabama corporation

                                                  By:___________________________
                                                  Title:________________________


                                                  BCC:
                                                  BCC DEVELOPMENT MANAGEMENT
                                                  CO., a Delaware corporation

                                                  By:___________________________
                                                  Title:________________________


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